                                                                    Exhibit 32.1

                    Certification of Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the Quarterly Report of Rocky Mountain Chocolate Factory, Inc. (the "Company") on Form 10-Q for the quarterly period ended May 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 14, 2004                      By  /s/   Franklin E. Crail
                                              ---------------------------------
                                              Franklin E. Crail, President,
                                              Chief Executive Officer and
                                              Chairman of the Board of Directors